UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

BONDS.COM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51076	38-3649127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Broadway, 31st Floor New York, New York 10036
(Address of principal executive offices) (Zip Code)

(212) 257-4062
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 20, 2012, Bonds.com Group, Inc. (“we”or the “Company”) held its 2012 Annual Meeting of Stockholders. The proposals voted upon at the 2012 Annual Meeting were (1) the election of Edwin L. Knetzger, III, Michel Daher, Thomas Thees, George O’Krepkie, Henri J. Chaoul, Ph.D., Mark Daher, Michael Gooch, Patricia Kemp and H. Eugene Lockhart as directors of the Company to serve until the 2013 Annual Meeting of Stockholders, (2) the amendment and restatement of the Company’s Certificate of Incorporation to (i) effect a 1 for 400 reverse stock split, and (ii) restate the original certificate of incorporation and numerous previous amendments in a single certificate, (3) the amendment of the Company’s amended and restated Certificate of Incorporation to reduce the number of authorized shares of the Company’s Common Stock, and (4) the adjournment, postponement or continuation of the meeting if necessary to permit further solicitation of proxies if there were insufficient votes to approve the foregoing proposals. All nine nominees for director were elected and the remaining proposals approved by the requisite votes of the Company’s stockholders. Each of the foregoing proposals are described in more detail in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 20, 2012.

The final voting results for the election of directors were as follows:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Edwin L. Knetzger, III	432,631,732	20,446,627	0	4,296,460
Thomas Thees	435,920,596	17,157,763	0	4,296,460
Michel Daher	435,920,596	17,157,763	0	4,296,460
George O’Krepkie	435,920,596	17,157,763	0	4,296,460
Henri J. Chaoul, Ph.D.	435,920,596	17,157,763	0	4,296,460
Michael Gooch	435,920,596	17,157,763	0	4,296,460
Mark Daher	435,920,596	17,157,763	0	4,296,460
Patricia Kemp	435,920,596	17,157,763	0	4,296,460
H. Eugene Lockhart	435,920,596	17,157,763	0	4,296,460

The final voting results for the amendment and restatement of the Company’s Certificate of Incorporation to (i) effect a 1 for 400 reverse stock split, and (ii) restate the original certificate of incorporation and numerous previous amendments in a single certificate were as follows:

Holders of Common Stock, Series C Convertible Preferred Stock, Series E Convertible Preferred Stock and Series E-2 Convertible Preferred Stock voting together as a single class:

Votes For	Votes Against	Abstentions	Broker Non-Votes
439,654,694	17,542,864	177,261	0

The final voting results for the amendment of the Company’s amended and restated Certificate of Incorporation to reduce the number of authorized shares of the Company’s Common Stock were as follows:

Holders of Common Stock Voting as a Separate Class:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,419,216	17,582,680	54,747	0

Holders of Common Stock, Series C Convertible Preferred Stock, Series E Convertible Preferred Stock and Series E-2 Convertible Preferred Stock voting together as a single class:

Votes For	Votes Against	Abstentions	Broker Non-Votes
439,614,878	17,582,680	177,261	0

The final voting results for the adjournment, postponement or continuation of the meeting if necessary to permit further solicitation of proxies if there were insufficient votes to approve the foregoing proposals were as follows (though no such adjournment, postponement or continuation was necessary or took place):

Votes For	Votes Against	Abstentions	Broker Non-Votes
434,451,238	22,709,622	213,959	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2012
BONDS.COM GROUP, INC.

	By:	/s/ John Ryan
	Name:	John Ryan
	Title:	Chief Financial Officer